UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 787-6288
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Annual Report to Shareholders was mailed on March 1, 2006.


ACTIVA

ANNUAL REPORT
DECEMBER 31, 2005


ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Advisors, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: NWQ Investment Management Company, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.


Activa Mutual Funds

ACTIVA Mutual Funds Annual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             6

ACTIVA INTERNATIONAL FUND                                                      8


ACTIVA Additional Information                                                 10


ACTIVA Officers and Trustees of the Fund                                      11


SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              13

   Activa Value Fund                                                          17

   Activa Growth Fund                                                         21

   Activa International Fund                                                  24


                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           27

STATEMENT OF OPERATIONS                                                       28

STATEMENT OF CHANGES IN NET ASSETS                                            29

NOTES TO FINANCIAL STATEMENTS                                                 31


FINANCIAL HIGHLIGHTS                                                          36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        40

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM

ANNUAL REPORT


Dear Shareholder:

I am pleased to provide you with the Annual Report to Shareholders for the Activa Mutual Funds for the year ended December 31, 2005. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

Many events, both economic and natural, helped to shape the markets during 2005. Concerns over oil prices that dominated much of the first six months continued as hurricanes brought devastation to the gulf coast causing refinery outages. Continued tightening at the Federal Reserve, surging energy prices, expanding budget deficits and concerns in the housing sector created challenges for the financial markets. The Dow Jones Industrial Average ended the year relatively flat down 0.61%, the smallest annual percentage move in either direction in nearly eight decades. The broader markets ended on the positive side with the Standard & Poor's 500 Index up 4.91% for the year. International stocks, as measured by the MSCI EAFE Index, experienced the best returns for the year ending up 14.02%.

In subsequent pages to this Shareholders Report you will find the management discussion of fund performance by each of the Fund's Sub-Advisers. In addition you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the funds.

The Mutual Fund industry continues to be challenged to ensure that Fund activities are undertaken with the best interest of shareholders in mind. As issues have arisen, the Funds have taken steps to protect your interests and safeguard your assets. Policies relative to confidentiality, market timing, anti-money laundering and other regulatory requirements continue to be reviewed and updated with your investment protection in mind.

We continue to welcome as shareholders the independent business owners of Alticor who receive part of their profit-sharing bonus in the Value Fund. Whether you are a new or a continuing recipient of profit-sharing, we would encourage you to review your investment to make sure that the assets are allocated in a manner that best meets your investment objective.

Interested in establishing a Retirement Account? Activa offers Individual Retirement Accounts (IRAs) as well as Master Profit Sharing Plans. There is still time to contribute to an IRA for 2005. The new IRA contribution limit for the 2005 tax year is $4,000 with the additional catch-up contribution, for those age 50 and over, remaining at $500. We have both Traditional and Roth IRAs for investors who are eligible to participate. Traditional IRA contributions may be tax deductible and require withdrawals to begin at age 70 1 1/42. Roth IRAs are not tax deductible in the year of contribution but may grow tax-free. There are no mandatory withdrawal requirements for Roth IRAs. There are Internal Revenue Service eligibility requirements for both Traditional and Roth IRAs and those rules should be reviewed prior to investing. Please call us to discuss the IRA choices and receive additional information. Our web-site also offers financial calculators that may help you decide between a Traditional or Roth IRA.

We also offer a Master Profit Sharing Plan for eligible participants designed for independent business owners. With the Master Profit Sharing Plan you may contribute a larger annual amount and help employees establish retirement savings accounts as well. Please contact us to discuss the Plan in more detail.

Activa Funds is pleased to announce that investors can now view their mutual fund account balance and recent transaction history on-line. The My Accounts at activafunds.com allows shareholders to view their current market value, share balance and transaction history. Call Investor Services, (800) 346-2670, to learn how you can activate this service. Remember the Activa web-site is also a great way to stay current with your Funds' performance and investment changes. The site is updated regularly with Fund performance information and investment updates including a fund's top ten holdings.

We here at Activa Funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service. Please contact us toll free, (800) 346-2670, with any questions.

Sincerely

/s/ Allan D. Engel

Allan D. Engel
President

                                             ACTIVA Mutual Funds Annual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

ECONOMIC REVIEW

The economic environment for 2005 was characterized by solid US economic growth (with US real Gross Domestic Product expanding at nearly a 4% rate), commodity price pressures, US budget and trade deficits, a stronger US dollar and a tighter Federal Reserve monetary policy. The underlying economic strength coupled with the commodity price pressures contributed to an increase in the Consumer Price Index of approximately 3.5%.

MARKET OVERVIEW

During 2005, as a result of the underlying economic strength, the Federal Reserve increased the Fed Funds target rate to 4.25% from 2.25%. The increase in the short term Fed Funds rate contributed to an overall flatter yield curve at the end of the period as shorter interest rates moved higher in anticipation of tighter monetary policy while longer rates actually declined. The yield difference from 2 year treasuries to 30 year treasuries decreased from 1.76% as of December 31, 2004 to .14% as of December 31, 2005. Overall, the 2 year treasury yield increased from 3.07% on December 31, 2004 to 4.40% on December 31, 2005, while the 30-year treasury yield decreased from 4.83% to 4.54% over the same period.

FUND RETURN AND STRATEGY OVERVIEW

The Fund generated total returns of 1.70% for the year ended December 31, 2005, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, total return was 2.43% for the same period. Overall the Fund's 2005 total relative returns benefited from underweighting the middle of the yield curve (3 to 10 year maturity range) and a modest underweight duration posture over the course of the year. Detractors from the Fund's relative return included an overweight in lower quality investment grade bonds earlier in the year, as well as widening corporate yield premiums. As of December 31, 2005, the Fund had a duration of approximately 4.6 years, which was comparable to the 4.6 year duration of the Fund's benchmark. With respect to relative sector weightings, the Fund held overweight positions in the corporate and asset- and mortgage-backed sectors. We believe the relative yield premiums offered by these sectors remain attractive and present positive total return opportunities. In addition, the Fund had been moved to a yield curve neutral posture by year end. We anticipate maintaining the current posture as we enter 2006.

OUTLOOK AND SUMMARY

We believe the prospects for continued economic growth will lead to firming of monetary policy by the Fed. However, the Fed indicated it believes the Fed Funds rate may be approaching neutral and has lead the market to expect two more 25 basis point increases in the first quarter of 2006.
The challenge for us remains identifying the key sectors, yield curve posture and securities that best fit this environment. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.


2 ACTIVA Mutual Funds Annual Report

ACTIVA Intermediate Bond Fund continued

Pie Charts:

Quality Diversification
as of 12/31/05
U.S. Government and U.S. Government Agency Obligations   57%
BBB                                                      11%
A                                                        16%
AA                                                        3%
AAA                                                      13%


Maturity Schedule
as of 12/31/05
Less than 1 Year                                          6%
1-5 Years                                                23%
6-10 Years                                               17%
11-20 Years                                              16%
Over 20 Years                                            38%

                                                            Average Annual Total Return*
                                                               Periods ended 12/31/05
-------------------------------------------------------------------------------------------------
                                                                                  Since Inception
                                                      One Year        Five Year        8/30/99
  Activa Intermediate Bond Fund                        1.70%           5.24%           5.77%
  Lehman Bros. Aggregate Bond Index**                  2.43%           5.87%           6.62%

           Average Annual Return of the Activa Intermediate Bond Fund*

    Growth of an assumed $10,000 investment in Activa Intermediate Bond Fund from 8/30/99 through 12/31/05: Includes all fees

Line Chart:

Date              Activa Intermediate Bond Fund      Lehman Bros. Aggregate Bond
8/30/99           10000                              10000
1999              10063                              10104
2000              11053                              11279
2001              11991                              12229
2002              13052                              13485
2003              13507                              14039
2004              14029                              14648
2005              14267                              15004


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Lehman Bros. Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 3

ACTIVA Value Fund -- Wellington Management Company, LLP

MARKET OVERVIEW

Equity markets looked past rising short-term interest rates, persistently high energy prices, catastrophic hurricanes in the Gulf Coast area, and a slowing housing market, opting instead to embrace solid corporate earnings and continued economic growth.

Most major indexes posted positive returns during the twelve-month period ended December 31, 2005. Mid cap stocks led large caps and small caps when measured using the S&P MidCap 400, Russell 1000 and Russell 2000 Indexes. Value outperformed growth, as the Russell 1000 Value Index returned 7.05% versus 5.26% for the Russell 1000 Growth. Within the Russell 1000 Value Index, eight out of ten broad industry sectors posted positive returns. Energy was the best performing sector while Consumer Discretionary and Telecommunication Services were the only sectors to post negative returns.

FUND REVIEW

The Activa Value Fund recorded positive performance of 8.47% net of expenses for the twelve-month period outperforming the 7.05% return of the Russell 1000 Value Index.

The Sub-Advisor uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. In addition, the Sub-Adviser uses an internally-developed, quantitative analytical approach to complement the fundamental research ("Intersection Style").

The Fund's bottom-up investment approach produced positive benchmark-relative results in seven of the ten broad market sectors. Strong stock selection within Health Care, Industrials and Consumer Staples contributed most to relative performance, while Information Technology detracted.

The Health Care sector outperformed on a relative basis, buoyed by the strong performance of King Pharmaceuticals and Health Net. Shares of King Pharmaceuticals were driven by robust sales, improved gross margins, and lower than expected R&D spending. Health Net benefited from upside in the TRICARE business, increased Medicare enrollment and decelerating medical cost trends. An underweight position in Pfizer also positively contributed to performance. The stock was trading at a discount as investors were concerned about the upcoming patent expirations.

The Industrials sector also performed well with positive returns from United Defense Industries and Canadian National Railway. Shares of United Defense Industries performed well as investors responded favorably to the buyout offer of BAE Systems, a large UK defense company. The Fund also benefited from an overweight position in Canadian National Railway, which continued to execute well.

Stock selection within Consumer Staples was also positive as shares of Altria gained on favorable litigation developments and an increase in the dividend.

On the negative side, our Information Technology holdings underperformed with shares of IBM and Xerox falling. IBM failed to keep pace with its peers due to the uncertain and weak macro economic environment. While IBM does have a strong pipeline that should support continued growth in services, it lost share to Intel as Apple decided to convert its platform to Intel processors. Xerox fell due to disappointing earnings results.


4 ACTIVA Mutual Funds Annual Report

ACTIVA Value Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            10%
Consumer Staples                                   7%
Energy                                            12%
Financials                                        36%
Health Care                                        8%
Industrials                                        9%
Information Technology                             6%
Materials                                          2%
Telecommunication Services                         5%
Utilities                                          5%

Top Ten Holdings as of 12/31/05
as a Percent of Total Investments

CITIGROUP, INC.                                  5.5%
BANK OF AMERICA CORP.                            5.3%
EXXON MOBIL CORP. COM                            4.0%
CONOCOPHILLIPS                                   3.8%
ALTRIA GROUP, INC.                               3.0%
SPRINT NEXTEL CORP.                              2.5%
CANADIAN NATIONAL RAILWAY                        2.4%
CAPITAL ONE FINANCIAL                            2.4%
UNIONBANCAL CORPORATION                          2.2%
INGERSOLL-RAND                                   2.2%

                                                          Average Annual Total Return*
                                                             Periods ended 12/31/05
---------------------------------------------------------------------------------------------
                                                    One Year        Five Year       Ten Year
Activa Value Fund**                                  8.47%           4.17%           8.03%
Russell 1000 Value Index***                          7.05%           5.28%          10.94%
S&P 500 Index****                                    4.91%           0.54%           9.07%

                 Average Annual Return of the Activa Value Fund*

          Growth of an assumed $10,000 investment in Activa Value Fund from 12/31/95 through 12/31/05

Line Chart:
Date              Activa Value Fund     Russell 1000 Value           S&P 500
12/31/95                      10000                  10000             10000
1996                          12318                  12164             12296
1997                          15089                  16443             16398
1998                          16623                  19013             21088
1999                          15508                  20411             25525
2000                          17652                  21842             23202
2001                          16407                  20621             20441
2002                          13476                  17420             15925
2003                          17299                  22652             20491
2004                          19963                  26387             22719
2005                          21654                  28247             23834

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). Prior to 1998, the Fund had a maximum sales charge of 3%. The prior sales charge is not included in the performance illustrations. Performance prior to April 22, 1998 does not reflect the Fund's 12b-1 fee of 0.25% which became effective on that date and was reduced to 0.15% on September 1, 1999. The Fund's 12b-1 fee was reduced again to 0.10% on January 1, 2005. No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** Wellington Management Company, LLP became the Fund's sub-adviser on December 30, 1999. Ark Asset Management was the Fund's sub-adviser from May 1, 1995 until December 30, 1999.

*** The Russell 1000 Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.

                                             ACTIVA Mutual Funds Annual Report 5

ACTIVA Growth Fund -- BlackRock Advisors, Inc.

PERFORMANCE SUMMARY

Equity markets delivered modest returns during the fourth quarter on the heels of subdued energy prices and economic strength. The S&P 500 Index ended the quarter with a gain of 2.08%, leaving the Index up 4.91% for 2005, and marking the third consecutive year of gains. However, strong earnings growth among companies did little to propel market returns during the year, as investors focused on elevated oil prices, interest rates and a susceptible housing market.

In this environment, the Portfolio's positive return of 5.89% for calendar year 2005 outperformed its benchmark, the Russell 1000 Growth Index, return of 5.26% for the same period. The Portfolio benefited from strong stock selection across a number of sectors including, information technology, health care, financials, energy and materials. Stock selection decisions in consumer staples, consumer discretionary, and industrials created a modest drag on return comparisons. Additionally, our overweight to the energy sector helped to drive both absolute and relative gains higher over the course of the year.

PORTFOLIO REVIEW

Stock selection decisions within the information technology sector led to favorable return comparisons during the year, as portfolio positions tended to significantly outperform benchmark holdings. Among information technology holdings, internet service provider Google was the top individual contributor for relative gains during the year. Google continues to benefit from robust trends in their paid search business, as an increasing number of companies are shifting from traditional media such as print and radio towards the internet. Software proved to be another area of strength within the technology segment of the portfolio. Customer relationship management software provider Salesforce.com posted impressive gains rising over 70% in the portfolio. Expanded distribution of the firm's on-demand CRM software has helped to accelerate earnings, and deliver strong investment returns. Additionally, our avoidance of troubled blue chips such as International Business Machines and Dell Inc. added value relative to the benchmark.

Broad-based strength among our positions in the financials sector bolstered both absolute and relative returns during 2005. Good stock selection propelled gains, with holdings such as diversified asset manager Franklin Resources and futures exchange operator Chicago Mercantile Exchange making the largest contributions to performance. The futures exchange operator is capitalizing on demand for futures and derivatives contract trading as the use of risk management techniques increases among investors.

Despite modest fourth quarter losses, energy finished 2005 as the top performing area of the market due to the fundamental backdrop of rising energy prices boosting profitability across the sector. Our overweight to the sector was instrumental in delivering above benchmark returns for the year, with key contributions coming from a variety of companies including oil services firm Schlumberger, exploration and production companies, EOG Resources and Newfield Exploration, and Consol Energy in the coal industry.

Select positions in consumer discretionary and the industrials sector had a negative impact on returns. The major source of underperformance in the consumer discretionary sector was audio equipment maker Harman International. Weakness in industrials can be largely attributed to a position in conglomerate Tyco International. After a strong 2003 and 2004, Tyco struggled throughout 2005, and we sold our position on concerns that the company cannot sustain growth.

PORTFOLIO POSITIONING AND OUTLOOK

From a portfolio positioning standpoint, the fund's sector weights have remained fairly stable over the last several months. In this market environment, we continue to remain cautious of the consumer's ability to maintain current spending levels and are underweight in both the consumer discretionary and staples sectors moving into 2006. We continue to hold a significant overweight in energy, despite the recent pull-back in energy-related commodity prices. We believe our long-term thesis is intact, as overall supply-demand dynamics remain attractive. Within information technology we continue to focus on uncovering accelerating growth opportunities, and bottom-up stock selection decisions have led to a modest overweight.

Much of what has concerned investors in 2005 will remain unresolved going into the New Year. From the housing market's slowdown to the direction of energy prices, these lingering uncertainties have left the equity market without a strongly positive or negative direction. In this market environment, we continue to feel that solid bottom-up stock selection will be the key to producing value added returns. As we move into 2006, we continue to look for companies exhibiting stable growth and/or accelerating earnings.


6 ACTIVA Mutual Funds Annual Report

ACTIVA Growth Fund continued

Pie Chart:
Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            10%
Consumer Staples                                   5%
Energy                                            10%
Financials                                         9%
Health Care                                       23%
Industrials                                        8%
Information Technology                            28%
Materials                                          2%
Other                                              5%

               Top Ten Holdings as of 12/31/05
               as a Percent of Total Investments

GENERAL ELECTRIC CO.                             5.0%
MICROSOFT                                        5.0%
GOOGLE, INC.                                     4.0%
UNITEDHEALTH GROUP, INC.                         3.1%
YAHOO!, INC.                                     3.0%
AMEX CONSUMER STAPLES SPD                        2.9%
PEPSICO, INC.                                    2.7%
ST. JUDE MEDICAL, INC.                           2.7%
AMERICAN EXPRESS CO.                             2.7%
CONSOL ENERGY, INC.                              2.7%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/05
--------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                                           One Year        Five Year        8/30/99
        Activa Growth Fund                                   5.89%          -5.45%          -4.13%
        Russell 1000 Growth Index**                          5.26%          -3.58%          -3.62%
        S&P 500 Index***                                     4.91%           0.54%           0.67%

                Average Annual Return of the Activa Growth Fund*


   Growth of an assumed $10,000 investment in Activa Growth Fund from 8/30/99 through 12/31/05: Includes all fees

            Activa Growth Fund         Russell 1000 Growth               S&P 500
8/30/99                  10000                       10000                 10000
1999                     11380                       12252                 11173
2000                     10136                        9504                 10155
2001                      7740                        7562                  8947
2002                      5132                        5453                  6970
2003                      6597                        7075                  8969
2004                      7231                        7521                  9944
2005                      7657                        7917                 10432


* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** The Russell 1000 Growth Index represents a composite of growth stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Company, and is not impacted by the Fund's operating expenses.

*** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 7

ACTIVA International Fund -- NWQ Investment Management Company, LLC

MARKET OVERVIEW

International markets advanced once again in the last quarter of 2005, and for the full year investors enjoyed double digit returns. Unlike 2003 and 2004, when strong local returns (returns in the foreign country before currency impact) were boosted even further by appreciating foreign currencies, in the 4th quarter and indeed for 2005 as a whole, foreign currencies largely weakened versus the dollar, detracting somewhat from the strong local returns. Value type companies, as defined by the MSCI EAFE Value Index, marginally underperformed growth companies for the quarter but maintained a slight advantage for the year. For both the quarter and the full year, small cap International companies continued to outperform their large cap brethren.

Many significant macro events occurred in 2005, including leadership elections in Japan and Germany, the two largest economies after the US and a revaluation of the Chinese currency to name but a few. However, whether viewed positively or negatively from a political or economic perspective, all international regions performed strongly, including Europe and Asia. The star performer of all major markets in 2005 was Japan which rallied in excess of 40% in local currency terms. Positive sentiment on the economy and politics inspired the rally which was led by foreign investors. Commodities were also a major focus in 2005, as the oil price almost touched $70 per barrel in the third quarter of the year and gold ended the year above $500, rallying almost 20% in 2005. The Materials sector ended the year the best performer of all MSCI sectors.

PORTFOLIO PERFORMANCE

The Activa International Fund returned 13.58% for the year, against the 14.02% MSCI EAFE Index return. NWQ became the sub-advisor to the Fund in April of 2005 and from that time the Fund has benefited from being overweight the aforementioned Materials sector, where we have had exposure to a broad range of materials related companies, including Anglogold a South African gold company and Lonmin a UK listed platinum company. We also benefited from our exposure to the Energy sector, where we held names such as Suncor Energy of Canada. We reduced our exposure to Energy names in the second half of the year, taking profits in some companies as they appreciated in value, in keeping with our process. Holding names such as Shiseido, the Japanese cosmetics company and Metso, the Finish machinery company also helped returns for the period.

Regionally, our overweight position in Japanese companies helped us significantly, as most of our positions in this country fared quite well. However, this is something of a double edge sword, given the type of companies we hold in that market. Japan was the best performing major market for the year, but index performance was led by financial companies and what we would consider lower quality companies which typically do not meet our investment criteria. A rising tide lifts all boats, so our overweight position in Japan helped our total return. But being underweight in the best performing names in the country had a negative impact on performance relative to the index.

Dragging further, in an absolute and relative sense, was our continued large exposure to the telecom sector. We continue to find good value in the ample cash these companies are generating and as such continue to be attracted to the sector. We were also hurt by our exposure in the Consumer Discretionary sector to Premiere Ag, a German pay-TV company which fell significantly at the end of the fourth quarter, when it lost the rights to some live TV content.

OUTLOOK

As noted, international markets notched up a third straight year of very strong performance in 2005. Unlike the years 1998 - 2000, when indices were driven by a very narrow group of companies, and stocks more generally were actually falling in price, the last 3 year's rally has been fairly broad based. In general, if markets appreciate much more rapidly than the fundamentals of underlying companies in that market, almost by definition those markets have become less attractively valued. As such, it is fair to say that it is getting more difficult to find attractive opportunities.

However, it is certainly the case that on a relative basis, the international markets still appear much more attractively valued than the US markets. Further, they also appear to offer better structural and cyclical opportunities. There is still much room to improve profitability in Europe, and a 15 year recession and bear market left Japanese companies at very depressed levels. Even with the strong performance of the markets we continue to find genuinely attractive investments and have a portfolio of holdings that we believe offer good long term potential. Our challenge is a function of the rapidness in which a large number of our holdings have appreciated. We can not control how quickly our stocks appreciate, yet must remain very disciplined in the due diligence process for the ferreting out of new ideas.

Pie Chart:

Industry Sector Holdings as of 12/31/05
Consumer Discretionary                            13%
Consumer Staples                                  10%
Energy                                             9%
Finance                                            5%
Materials & Processing                            21%
Producer Durables                                  4%
Technology                                         5%
Transportation                                     6%
Utilities                                          8%
Telecommunications                                16%
Miscellaneous                                      3%

8 ACTIVA Mutual Funds Annual Report

ACTIVA International Fund continued
Pie Chart:

Country Breakdown
as of 12/31/05
Japan                            32%
United Kingdom                   18%
Canada                            7%
Republic of Korea                 6%
France                            5%
Italy                             5%
Netherlands                       5%
Taiwan                            4%
South Africa                      4%
Other                            14%

             Top Ten Holdings as of 12/31/05
             as a Percent of Total Investments

BARRICK GOLD CORP. - CANADA                      4.3%
CHUNGHWA TELECOM ADR - TAIWAN                    4.0%
KT CORP.  ADR - KOREA                            4.0%
SHISEDO LTD. ORD - JAPAN                         3.4%
ELECTRICIDADE DE PORTUGAL - PORTUGAL             3.4%
AREVA - CI - FRANCE                              3.2%
NINTENDO - JAPAN                                 3.2%
DAI NIPPON PRINTING - JAPAN                      3.1%
DAIICHI SANKYO CO. LTD. - JAPAN                  3.1%
CENTRAL JAPAN RAILWAY - JAPAN                    3.0%

                                                                  Average Annual Total Return*
                                                                     Periods ended 12/31/05
--------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                                            One Year        Five Year        8/30/99
        Activa International Fund**                         13.58%          -0.69%           0.40%
        MSCI EAFE Index***                                  14.02%           4.94%           4.17%
        S&P 500 Index****                                    4.91%           0.54%           0.67%

             Average Annual Return of the Activa International Fund*

      Growth of an assumed $10,000 investment in Activa International Fund from 8/30/99 through 12/31/05: Includes all fees

Line Chart:
                 MSCI EAFE Index        S&P 500        Activa International Fund
8/30/99          10000                  10000          10000
1999             11800                  11173          14200
2000             10153                  10155          10605
2001             7999                   8947           7534
2002             6747                   6970           6011
2003             9389                   8969           7928
2004             11333                  9944           9022
2005             12922                  10432          10247

* The illustrations include recurring expenses incurred by all shareholder accounts, and all ordinary income dividends and capital gain distributions reinvested at net asset value (without sales charge). No adjustments have been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Returns and net asset value fluctuate and an investor's shares, when redeemed, may be worth more or less than their original investment. For additional information, see the prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

** NWQ Investment Management Company, LLC, became the Fund's sub-adviser on April 1, 2005. Nicholas Applegate Capital Management was the Fund's sub-advisor from August 30, 1999 until March 31, 2005.

*** THE MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices and is not impacted by the Fund's operating expenses.

**** The Standard and Poor's 500 Stock Index represents an unmanaged index generally representative of the U.S. stock market and is not impacted by the Fund's operating expenses.


                                             ACTIVA Mutual Funds Annual Report 9

ACTIVA Additional Information

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                    EXPENSES PAID DURING THE PERIOD
                                                          Beginning      Ending         Expenses
                                                          Account       Account           Paid     Annualized
                                                           Value,        Value,          During      Expense
                                                           7/1/05       12/31/05         Period*      Ratio
                                                          ---------     ---------       ---------  ----------
     Activa Intermediate Bond                Actual       $1,000.00      $997.50         $3.68        0.73%
                                       Hypothetical       $1,000.00     $1,021.32        $3.73        0.73%
     Activa Value Fund Class A               Actual       $1,000.00     $1,048.30        $6.09        1.18%
                                       Hypothetical       $1,000.00     $1,019.05        $6.02        1.18%
     Activa Value Fund Class R               Actual       $1,000.00     $1,048.90        $5.68        1.10%
                                       Hypothetical       $1,000.00     $1,019.45        $5.61        1.10%
     Activa Growth Fund                      Actual       $1,000.00     $1,083.80        $7.93        1.51%
                                       Hypothetical       $1,000.00     $1,017.39        $7.71        1.51%
     Activa International Fund               Actual       $1,000.00     $1,144.30        $8.32        1.54%
                                       Hypothetical       $1,000.00     $1,017.24        $7.86        1.54%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the year ended June 30, 2005 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Annual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of December 31, 2005 pertains to the Officers and Trustees of the Fund or the Advisor or both, and includes their principal occupation during the past five years and their compensation as
Trustee:

                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS      OTHER
                                                                                                               IN FUND     DIRECTOR-
                                                                  TERM OF                                     COMPLEX       SHIPS
         NAME AND                                              OFFICE/LENGTH    PRINCIPAL OCCUPATION         OVERSEEN BY    HELD BY
         ADDRESS                AGE        OFFICE HELD        OF TIME SERVED    LAST FIVE YEARS                TRUSTEE      TRUSTEE

INTERESTED TRUSTEE

James J. Rosloniec*             60      Trustee of the Fund   Perpetual / 25    President, Chief Operating        4           None
2905 Lucerne SE, Suite 200                                                      Officer, JVA Enterprises I,
Grand Rapids, Michigan                                                          LLC; President, Chief Executive
49546                                                                           Officer and Director, Activa
                                                                                Holdings Corp.; President,
                                                                                Chief Executive Officer, of
                                                                                Activa Management Services,
                                                                                LLC; and President and
                                                                                Treasurer, Activa Mutual
                                                                                Fund Trust (1999-2002).

ADVISORY TRUSTEE

Joseph E. Victor, Jr.           58      Advisory Trustee      Perpetual / 5     President and Chief               4           None
2905 Lucerne SE,                        of the Fund                             Executive Officer, Marker
Suite 200                                                                       Net, Inc. (Crown Independent
Grand Rapids,                                                                   Business Owner affiliated
Michigan 49546                                                                  with Quixtar, Inc.)

DISINTERESTED TRUSTEES

Donald H. Johnson               75      Trustee of            Perpetual / 13    Retired, Former Vice              4           None
2905 Lucerne SE,                        the Fund                                President-Treasurer,
Suite 200                                                                       SPX Corporation.
Grand Rapids, Michigan
49546

Walter T. Jones                 63      Trustee of            Perpetual / 14    Retired, Former Senior            4           None
936 Sycamore Ave.                       the Fund                                Vice President-Chief
Holland, Michigan 49424                                                         Financial Officer, Prince
                                                                                Corporation

Richard E. Wayman               71      Trustee of            Perpetual / 8     Retired, Former Finance           4           None
24578 Rutherford                        the Fund                                Director, Amway Corporation.
Ramona, California 92065


OFFICER

Allan D. Engel                  53      President, Secretary  Perpetual / 25    Vice President, Real Estate       N/A         N/A
2905 Lucerne SE,                        and Treasurer of the                    Operations and
Suite 200                               Fund; President, and                    Secretary-Activa Holdings
Grand Rapids, Michigan                  Secretary of the                        Corp.; Vice President of
49546                                   Investment Adviser.                     Activa Management Services,
                                                                                LLC; Trustee, Activa Mutual
                                                                                Fund Trust (1999-2004);
                                                                                and Vice President and
                                                                                Assistant Treasurer, Activa
                                                                                Mutual Fund Trust (1999-2002).

                                            ACTIVA Mutual Funds Annual Report 11

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the year ended December 31, 2005:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL        TOTAL
 NAME OF PERSON,                    TRUSTEE          PART OF          BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*
Trustee                             $12,000          -0-               -0-              $12,000

ADVISORY TRUSTEE

Joseph E. Victor, Jr.
Advisory Trustee                    $12,000          -0-               -0-              $12,000

DISINTERESTED TRUSTEES

Donald H. Johnson
Trustee                             $12,000          -0-               -0-              $12,000

Walter T. Jones
Trustee                             $12,000          -0-               -0-              $12,000

Richard E. Wayman
Trustee                             $12,000          -0-               -0-              $12,000

* Mr. Rosloniec is an interested person of the Fund inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.

Fees paid to all Trustees during the year ended December 31, 2005, amounted to $60,000. Effective June 3, 2004 under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Fund and the Fund pays the fees of the Disinterested and Advisory Trustees of the Fund. In addition, the Investment Adviser pays the salaries and fees of all of the Fund's officers who devote all or part of their time to the affairs of the Investment Adviser.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees. It is available, without charge, by writing or telephoning the Fund.


12 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 12/31/05

                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY NOTES                                                               6.5%
       U.S. TREASURY NOTES, 5.75%, 8/15/10                                                 1,865,000          $   1,973,618
       U.S. TREASURY NOTES, 4.25%, 8/15/14                                                 6,120,000              6,058,800
                                                                                                              -------------
                                                                                                                  8,032,418
                                                                                                              -------------
US TREASURY BONDS                                                               6.6%
       U.S. TREASURY BONDS, 6.25%, 8/15/23                                                 3,828,000              4,572,355
       U.S .TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                             611,000                999,258
       U.S. TREASURY INFLATION INDEX BOND (TIP), 3.875%, 1/15/09                           1,018,000              1,299,950
       U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                            1,167,000              1,251,817
                                                                                                              -------------
                                                                                                                  8,123,380
                                                                                                              -------------

US TREASURY STRIPS - PRINCIPAL ONLY                                             0.5%
       STRIP PRINC., 5/15/18                                                               1,066,000                608,089
                                                                                                              -------------

FEDERAL HOME LOAN BANK                                                          5.6%
       FEDERAL HOME LOAN BANK, 3.93%, 1/11/06                                              2,900,000              2,896,411
       FEDERAL HOME LOAN BANK, 3.625%, 11/14/08                                            4,145,000              4,031,013
                                                                                                              -------------
                                                                                                                  6,927,424
                                                                                                              -------------
FEDERAL HOME LOAN MORTGAGE                                                     15.4%
       FEDERAL HOME LOAN MORTGAGE CORPORATION, 5.00%, 1/15/36                              1,500,000              1,452,188
       FREDDIE MAC GOLD, 5.50%, 12/1/32                                                      614,580                610,769
       FREDDIE MAC, 4.50%, 4/1/35                                                            978,894                921,282
       FEDERAL GOVT. LOAN MORTGAGE CORP. PL G18010, 5.50%, 9/1/19                          1,054,011              1,060,892
       FREDDIE MAC, 8.00%, 3/1/30                                                            280,673                299,442
       FEDERAL GOVT. LOAN MORTGAGE CORP. PL B19064, 4.50%, 4/1/20                          2,210,304              2,151,552
       FREDDIE MAC, 5.00%, 7/1/34                                                          1,917,634              1,860,879
       FREDDIE MAC, 5.50%, 5/1/35                                                          3,219,421              3,191,587
       FEDERAL HOME LOAN MORTGAGE CORPORATION, 5.00%, 7/15/14                              2,250,000              2,283,750
       FREDDIE MAC, 5.50%, 5/15/28                                                         2,036,000              2,060,849
       FREDDIE MAC, 5.00%, 4/15/18                                                         1,527,000              1,519,427
       FREDDIE MAC, 4.50%, 4/15/26                                                         1,697,000              1,675,746
                                                                                                              -------------
                                                                                                                 19,088,363
                                                                                                              -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          20.0%
       FANNIE MAE TBA JANUARY, 5.50%, 1/15/36                                              2,000,000              1,980,624
       FANNIE MAE, DN, 1/11/06                                                             1,865,000              1,862,496
       FANNIE MAE, 6.5%, 9/1/29                                                              139,731                143,923
       FNMA PL 255630, 5.00%, 2/1/35                                                       2,184,793              2,117,656
       FANNIE MAE, 4.50%, 9/1/18                                                           1,976,709              1,928,535
       FANNIE MAE, 5.00%, 12/1/33                                                          1,415,194              1,376,607
       FANNIE MAE, 6.0%, 1/1/29                                                              234,099                237,170
       FANNIE MAE, 6.50%, 3/1/29                                                              98,496                101,482
       FANNIE MAE, 6.50%, 3/1/29                                                             251,329                258,947
       FANNIE MAE, 6.50%, 7/1/32                                                           1,437,711              1,478,028
       FANNIE MAE, 6.50%, 9/1/18                                                           1,011,274              1,040,649
       FANNIE MAE, 6.50%, 5/1/32                                                             627,785                645,390
       FANNIE MAE, 5.50%, 2/1/33                                                             628,304                623,893
       FANNIE MAE, 5.50%, 4/1/33                                                             481,096                477,718
       FANNIE MAE, 4.50%, 8/1/19                                                           1,896,287              1,848,653
       FANNIE MAE, 4.50%, 9/1/34                                                           1,114,349              1,052,209
       FANNIE MAE, 5.00%, 8/1/33                                                             491,301                477,905
       FANNIE MAE, 7.00%, 5/1/35                                                             596,830                622,862
       FANNIE MAE, 5.00%, 6/1/34                                                             479,874                466,056
       FANNIE MAE, 5.00%, 8/1/19                                                           1,139,607              1,127,833


   The accompanying notes are an integral part of these financial statements.


                                            ACTIVA Mutual Funds Annual Report 13

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
       FANNIE MAE, 6.00%, 10/1/34                                                          2,895,788          $   2,924,073
       FANNIE MAE PL 807595, 4.50%, 12/1/34                                                  811,321                764,332
       FNCL, 5.00%, 11/1/35                                                                1,250,000              1,211,589
                                                                                                              -------------
                                                                                                                 24,768,630
                                                                                                              -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        2.8%
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                  232,640                244,321
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 12/15/28                                   88,367                 92,896
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                    27,483                 28,875
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 12/15/29                                    355,019                373,105
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                 1,253,699              1,230,600
       GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 9/15/34                                     256,026                268,873
       GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                1,357,000              1,309,539
                                                                                                              -------------
                                                                                                                  3,548,209
                                                                                                              -------------
CORPORATE BONDS - 33.6%
AUTOMOTIVE                                                                      0.4%
       DAIMLERCHRYSLER, 7.20%, 9/1/09                                                        526,000                556,902
                                                                                                              -------------

BANKING                                                                         2.8%
       CHASE CAPITAL I, 7.67%, 12/1/26                                                       700,000                739,876
       NB CAPITAL TRUST IV, 8.25%, 4/15/27                                                 1,127,000              1,207,188
       NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                            848,000                921,384
       USA INTERACTIVE, 7.00%, 1/15/13                                                       543,000                559,453
                                                                                                              -------------
                                                                                                                  3,427,901
                                                                                                              -------------
BANKING AND FINANCIAL SERVICES                                                  8.2%
       AMERICAN GENERAL FINANCE, 4.50%, 11/15/07                                           1,222,000              1,214,567
       CAPITAL ONE BANK, 6.50%, 6/13/13                                                      679,000                722,461
       FIRST DATA CORP., 4.70%, 11/1/06                                                    1,188,000              1,186,621
       GOLDMAN SACHS CAPITAL I, 6.345%, 2/15/34                                              611,000                644,029
       INTERNATIONAL LEASE FIN., 5.875%, 5/1/13                                            1,018,000              1,055,029
       JP MORGAN CHASE, 5.247%, 1/12/43                                                    1,000,000              1,006,520
       MELLON CAP II, 7.995%, 1/15/27                                                      1,000,000              1,064,631
       MERRILL LYNCH MORTGAGE TRUST, 4.218%, 5/12/43                                       1,259,342              1,239,461
       PNC FUNDING CORP., 5.125%, 12/14/10                                                   900,000                903,866
       RESIDENTIAL CAPITAL CORP., 6.375%, 6/30/10                                            568,000                577,940
       RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                             575,000                611,109
                                                                                                              -------------
                                                                                                                 10,226,234
                                                                                                              -------------
COMPUTER SOFTWARE                                                               0.5%
       HEWLETT-PACKARD CO., 6.50%, 7/1/12                                                    545,000                588,727
                                                                                                              -------------

COMMERCIAL SERVICES                                                             0.9%
       ARAMARK SERVICES, INC., 7.00%, 7/15/06                                              1,052,000              1,061,205
                                                                                                              -------------

DEFENSE                                                                         0.5%
       UNITED TECHNOLOGIES CORPORATION, 5.40%, 5/1/35                                        597,000                597,097
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

14 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                3.9%
       ALABAMA POWER CO., 5.6%, 3/15/33                                                      601,000          $     611,852
       AMERICA MOVIL SA DE CV, 5.50%, 3/1/14                                                 611,000                604,951
       AMERICAN ELECTRIC POWER, 5.375%, 3/15/10                                              600,000                605,391
       PACIFIC GAS & ELEC., 6.05%, 3/1/34                                                    573,000                595,066
       PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                       2,297,000              2,445,453
                                                                                                              -------------
                                                                                                                  4,862,713
                                                                                                              -------------
ENERGY                                                                          0.5%
       FIRSTENERGY CORP., 6.45%, 11/15/11                                                    575,000                610,242
                                                                                                              -------------

FINANCIAL SERVICES                                                              6.9%
       AMBAC FINANCIAL GROUP, INC., 5.95%, 12/5/35                                           600,000                616,571
       CITIGROUP/DEUTSCHE BANK COMM. MORTGAGE, 5.23%, 9/15/20                              1,200,000              1,208,603
       CIT GROUP, INC., 5.00%, 11/24/08                                                      600,000                600,074
       CATERPILLAR FINANCIAL SERVICES CORP., 5.05%, 12/1/10                                  900,000                902,874
       GENERAL ELECTRIC CAP. CORP., 6.75%, 3/15/32                                           495,000                582,863
       HOUSEHOLD FINANCE, 6.40%, 6/17/08                                                     780,000                805,133
       ISTAR FINANCIAL SFI, 5.15%, 3/1/12                                                    625,000                606,069
       LEHMAN BROTHERS HOLDINGS, 4.25%, 1/27/10                                              950,000                927,262
       MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                             1,117,878              1,107,752
       SOVRISC BV, 4.63%, 10/31/08                                                         1,250,000              1,248,061
                                                                                                              -------------
                                                                                                                  8,605,262
                                                                                                              -------------
HOTELS AND LODGING                                                              0.5%
       HARRAHS OPERATING CO., INC., 5.375%, 12/15/13                                         594,000                580,530
                                                                                                              -------------

INSURANCE                                                                       1.0%
       ALLSTATE CORP., 5.35%, 6/1/33                                                         603,000                574,870
       MARSH & MCLENNAN, 7.125%, 6/15/09                                                     600,000                635,632
                                                                                                              -------------
                                                                                                                  1,210,502
                                                                                                              -------------
MEDICAL EQUIPMENT AND SUPPLIES                                                  0.4%
       LABORATORY CORPORATION OF AMERICA, 5.625%, 12/15/15                                   520,000                527,892
                                                                                                              -------------

OIL & GAS EQUIPMENT/SERVICES                                                    0.5%
       MARATHON OIL CORP., 5.375%, 6/1/07                                                    580,000                583,625
                                                                                                              -------------

PRINTING & PUBLISHING                                                           0.5%
       NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                577,000                695,375
                                                                                                              -------------

RAILROADS                                                                       0.5%
       BURLINGTON/SANTA, 4.30%, 1/1/13                                                       628,000                600,435
                                                                                                              -------------

RETAIL STORES                                                                   0.8%
       WAL-MART STORES, 6.875%, 8/10/09                                                      916,000                975,540
                                                                                                              -------------

REAL ESTATE                                                                     0.5%
       ERP OPERATING LP, 5.25%, 9/15/14                                                      611,000                609,472
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                       0.8%
       FEDEX CORP., 6.875%, 2/15/06                                                        1,018,000              1,020,387
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 15


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                              3.5%
       AT&T WIRELESS, 8.125%, 5/1/12                                                         611,000          $     706,857
       BELLSOUTH CORPORATION, 5.20%, 9/15/14                                                 679,000                676,553
       BRIT SKY BROADCA BSY, 8.20%, 7/15/09                                                  679,000                742,683
       DEUTSCHE TELEKOM INT FIN, 8.50%, 6/15/10                                              679,000                770,551
       TELECOM IT CAP., 4.875%, 10/1/10                                                      600,000                588,848
       VERIZON GLOBAL FUNDING CORP., 7.75%, 6/15/32                                          679,000                810,812
                                                                                                              -------------
                                                                                                                  4,296,304
                                                                                                              -------------
TOTAL CORPORATE BONDS                                                                                            41,636,345
                                                                                                              -------------

ASSET BACKED SECURITIES - 4.4%
CREDIT CARD                                                                     1.0%
       MBNA CREDIT CARD MASTER NOTE TRUST, 4.30%, 2/15/11                                  1,300,000              1,284,975
                                                                                                              -------------

FINANCIAL SERVICES                                                              3.4%
       DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              339,000                355,785
       GE CAPITAL COMMERCIAL MORTGAGE CORP.,. 4.353%, 6/10/48                              1,188,000              1,157,665
       PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          984,000              1,046,327
       VANDERBILT MORTGAGE FINANCE, 7.82%, 11/7/17                                           166,319                166,754
       VOLKSWAGEN AUTO LOAN ENHANCED TRUST, 4.86%, 2/20/09                                 1,500,000              1,501,002
                                                                                                              -------------
                                                                                                                  4,227,533
                                                                                                              -------------

TOTAL ASSET BACKED SECURITIES                                                                                     5,512,508
                                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
FINANCIAL SERVICES                                                              4.6%
       BEAR STEARNS COMMERCIAL MORTGAGE SEC., 4.212%, 6/11/41                              1,271,654              1,250,494
       BEAR STEARNS COMMERCIAL MORTGAGE SEC., 4.74%, 9/15/42                               1,000,000                985,825
       CITIGROUP COMMERCIAL MORTGAGE TRUST, 4.391%, 5/15/43                                1,214,471              1,197,516
       LB UBS COMMERCIAL MORTGAGE TRUST, 4.394%, 7/15/30                                   1,240,334              1,226,026
       MERRILL LYNCH MORTGAGE TRUST, 5.2447%, 11/12/37                                     1,000,000              1,010,703
                                                                                                              -------------
                                                                                                                  5,670,564
                                                                                                              -------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         5,670,564
                                                                                                              -------------

TOTAL FIXED INCOME - 100% (Cost $124,911,574)                                                                 $ 123,915,930
                                                                                                              =============

   The accompanying notes are an integral part of these financial statements.

16 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
US TREASURY BILLS - 0.1%                                                        0.1%
       U.S. TREASURY BILLS, DN, 3/9/06                                                       125,000          $     124,123
                                                                                                              -------------

TOTAL US TREASURY BILLS (Cost $124,116)                                                                             124,123
                                                                                                              -------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                       0.5%
       UNITED TECHNOLOGIES                                                                    12,772                714,083
                                                                                                              -------------

BANKING                                                                        18.2%
       BANK OF AMERICA CORP.                                                                 154,930              7,150,020
       CITIGROUP, INC.                                                                       151,872              7,370,348
       COMERICA, INC.                                                                         41,060              2,330,566
       INDYMAC BANCORP, INC.                                                                  29,900              1,166,698
       KEYCORP                                                                                36,900              1,215,117
       MBNA CORPORATION                                                                       36,100                980,476
       UNIONBANCAL CORPORATION                                                                43,409              2,983,066
       UBS AG-REGISTERED                                                                      12,472              1,186,711
                                                                                                              -------------
                                                                                                                 24,383,002
                                                                                                              -------------
BIOTECHNOLOGY                                                                   1.1%
       MILLENNIUM PHARMACEUTICALS                                                           *145,700              1,413,290
                                                                                                              -------------

BROADCASTING                                                                    0.3%
       UNIVISION COMMUNICATIONS-A                                                            *11,700                343,863
                                                                                                              -------------

BUSINESS SERVICES                                                               1.0%
       FIRST DATA CORP.                                                                       32,500              1,397,825
                                                                                                              -------------

COMMERCIAL SERVICES                                                             0.3%
       CENDANT CORP.                                                                          22,912                395,232
                                                                                                              -------------

COMPUTER SOFTWARE                                                               1.7%
       MICROSOFT CORP.                                                                        67,300              1,759,895
       ORACLE CORP.                                                                          *41,800                510,378
                                                                                                              -------------
                                                                                                                  2,270,273
                                                                                                              -------------
CONSTRUCTION - DOMESTIC                                                         1.6%
       CENTEX CORPORATION                                                                      4,000                285,960
       HOVNANIAN ENTERPRISES                                                                  *9,600                476,544
       LAFARGE NORTH AMERICA, INC.                                                            25,600              1,408,512
                                                                                                              -------------
                                                                                                                  2,171,016
                                                                                                              -------------
CONSTRUCTION - FOREIGN                                                          0.8%
       ACCENTURE LTD.                                                                         35,700              1,030,659
                                                                                                              -------------

COSMETICS                                                                       1.4%
       KIMBERLY-CLARK CORP.                                                                   30,600              1,825,290
                                                                                                              -------------

DIVERSIFIED                                                                     0.6%
       PEPCO HOLDINGS, INC.                                                                   33,800                756,106
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 17


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                1.0%
       P G & E CORPORATION                                                                    17,700          $     657,024
       WESTAR ENERGY, INC.                                                                    29,800                640,700
                                                                                                              -------------
                                                                                                                  1,297,724
                                                                                                              -------------
ENERGY                                                                          1.8%
       PUGET ENERGY, INC.                                                                     16,400                334,888
       XCEL ENERGY, INC.                                                                     114,800              2,119,208
                                                                                                              -------------
                                                                                                                  2,454,096
                                                                                                              -------------
ENTERTAINMENT                                                                   2.1%
       VIACOM, INC. CL B                                                                      85,900              2,800,340
                                                                                                              -------------

ENVIRONMENTAL SERVICES                                                          1.3%
       WASTE MANAGEMENT, INC.                                                                 58,600              1,778,510
                                                                                                              -------------

FINANCIAL SERVICES                                                              9.5%
       AMERICAN CAPITAL STRATIGIES                                                            24,100                872,661
       CAPITAL ONE FINANCIAL                                                                  37,038              3,200,083
       COUNTRYWIDE CREDIT IND., INC.                                                          39,320              1,344,351
       FREDDIE MAC                                                                            16,757              1,095,070
       GOLDEN WEST FINANCIAL CORP.                                                            12,746                841,236
       GOLDMAN SACH GROUP, INC.                                                               15,100              1,928,421
       LEHMAN BROTHERS HOLDING                                                                15,600              1,999,452
       WASHINGTON MUTUAL, INC.                                                                34,000              1,479,000
                                                                                                              -------------
                                                                                                                 12,760,274
                                                                                                              -------------
FOOD PROCESSING                                                                 1.4%
       GENERAL MILLS, INC.                                                                    39,000              1,923,480
                                                                                                              -------------

HEALTH CARE                                                                     3.4%
       HCA, INC.                                                                              10,800                545,400
       HEALTH NET, INC.                                                                      *27,500              1,417,625
       MCKESSON HBOC, INC.                                                                    49,100              2,533,069
                                                                                                              -------------
                                                                                                                  4,496,094
                                                                                                              -------------
HOME BUILDERS                                                                   2.1%
       D.R. HORTON, INC.                                                                      35,733              1,276,740
       MERITAGE HOMES CORP.                                                                   *6,300                396,396
       STANDARD-PACIFIC CORP.                                                                 30,400              1,118,720
                                                                                                              -------------
                                                                                                                  2,791,856
                                                                                                              -------------

INDUSTRIAL GOODS & SERVICES                                                     0.6%
       YELLOW ROADWAY CORP.                                                                  *17,800                794,058
                                                                                                              -------------

INSURANCE                                                                       7.0%
       ASSURANT, INC.                                                                         11,200                487,088
       HARTFORD FINANCIAL SERVICES GROUP                                                      28,800              2,473,632
       MBIA, INC.                                                                             12,012                722,642
       ST. PAUL COMPANIES                                                                     50,501              2,255,880
       UNUMPROVIDENT CORP.                                                                    28,600                650,650
       ACE LIMITED                                                                            38,900              2,078,816
       EVEREST REINSURANCE HOLDINGS                                                            6,400                642,240
                                                                                                              -------------
                                                                                                                  9,310,948
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

18 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - MISCELLANEOUS                                                   2.9%
       PARKER HANNIFIN CORP.                                                                  13,300          $     877,268
       INGERSOLL-RAND CO.-CL A                                                                73,800              2,979,306
                                                                                                              -------------
                                                                                                                  3,856,574
                                                                                                              -------------
MEDICAL EQUIPMENT & SUPPLIES                                                    0.3%
       CARDINAL HEALTH, INC.                                                                   6,900                474,375
                                                                                                              -------------

MERCHANDISING                                                                   0.4%
       OMNICOM GROUP COM                                                                       6,200                527,806
                                                                                                              -------------

MEDICAL SERVICES                                                                0.4%
       UNITEDHEALTH GROUP, INC.                                                                8,470                526,326
                                                                                                              -------------

OFFICE PROPERTIES                                                               1.3%
       BOSTON PROPERTIES, INC.                                                                23,200              1,719,816
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            2.5%
       I.B.M.                                                                                 24,420              2,007,324
       PITNEY BOWES, INC.                                                                     13,500                570,375
       XEROX CORP.                                                                           *50,230                735,869
                                                                                                              -------------
                                                                                                                  3,313,568
                                                                                                              -------------
OIL & GAS EXPLOR PROD & SER                                                    14.0%
       CHEVRON CORPORATION                                                                    29,319              1,664,440
       CONOCOPHILLIPS                                                                         86,300              5,020,934
       DEVON ENERGY CORP.                                                                      9,684                605,637
       EXXON MOBIL CORP.                                                                      96,264              5,407,149
       NISOURCE, INC.                                                                         80,000              1,668,800
       PETRO-CANADA                                                                           51,100              2,048,599
       UGI CORP.                                                                              28,100                578,860
       VALERO ENERGY CORP.                                                                    34,800              1,795,680
                                                                                                              -------------
                                                                                                                 18,790,099
                                                                                                              -------------
PAPER PRODUCTS                                                                  1.5%
       WEYERHAEUSER                                                                           29,771              1,975,008
                                                                                                              -------------

PHARMACEUTICALS                                                                 2.9%
       ABBOTT LABORATORIES                                                                    17,500                690,025
       KING PHARMACEUTICALS, INC.                                                            *97,397              1,647,957
       PFIZER, INC.                                                                           64,500              1,504,140
                                                                                                              -------------
                                                                                                                  3,842,122
                                                                                                              -------------
RAILROADS                                                                       2.4%
       CANADIAN NATIONAL RAILWAY                                                              39,971              3,197,280
                                                                                                              -------------

RESTAURANTS                                                                     0.3%
       MCDONALDS CORP.                                                                        12,700                428,244
                                                                                                              -------------

RETAIL STORES                                                                   0.8%
       ABERCROMBIE & FITCH CO. - CL A                                                          8,500                554,030
       FEDERATED DEPARTMENT STORES                                                             8,000                530,640
                                                                                                              -------------
                                                                                                                  1,084,670
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 19

ACTIVA Schedule of Investments continued
VALUE FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST                                                    0.2%
       HRPT PROPERTIES TRUST                                                                  29,700          $     307,395
                                                                                                              -------------

TOBACCO                                                                         4.1%
       ALTRIA GROUP, INC.                                                                     52,825              3,947,084
       CAROLINA GROUP                                                                         32,200              1,416,478
       UST, INC.                                                                               4,100                167,403
                                                                                                              -------------
                                                                                                                  5,530,965
                                                                                                              -------------
TELECOMMUNICATIONS                                                              8.2%
       AT&T, INC.                                                                             11,400                279,186
       ALLTEL CORPORATION                                                                     21,300              1,344,030
       CENTURYTEL, INC.                                                                       45,600              1,512,096
       COMCAST CORP. NEW CL A                                                                *53,200              1,381,072
       LIBERTY GLOBAL, INC. NEW                                                               *8,921                200,722
       LIBERTY GLOBAL, INC. SERIES C                                                          *8,921                189,125
       SPRINT NEXTEL CORP.                                                                   142,232              3,322,540
       TIME WARNER                                                                           156,123              2,722,785
                                                                                                              -------------
                                                                                                                 10,951,556
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $115,892,653)                                                                         133,633,823
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $116,016,769)                                                                  $ 133,757,946
                                                                                                              =============

*Non-dividend producing as of December 31, 2005

At December 31, 2005, the Fund's open future contracts were as follows:

           Number of                        Opening                                Face                     Market
           Contracts                      Contract Type                           Amount                     Value
---------------------------------------------------------------------------------------------------------------------------
              24                 Standard & Poor's 500, 3/17/06                 $1,526,085                $1,505,760


   The accompanying notes are an integral part of these financial statements.

20 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments
GROWTH FUND - 12/31/05

                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
APPAREL                                                                         1.3%
       POLO RALPH LAUREN CORPORATION                                                           5,700          $     319,998
                                                                                                              -------------

BEVERAGES - DOMESTIC                                                            2.7%
       PEPSICO, INC.                                                                          11,000                649,880
                                                                                                              -------------

BIOTECHNOLOGY                                                                   1.0%
       GENENTECH, INC.                                                                        *2,600                240,500
                                                                                                              -------------

COMMUNICATIONS EQUIPMENT                                                        1.2%
       AMERICAN TOWER CORPORATION                                                             *6,600                178,860
       QUALCOMM, INC.                                                                          2,600                112,008
                                                                                                              -------------
                                                                                                                    290,868
                                                                                                              -------------
COMPUTER SOFTWARE                                                               6.4%
       ADOBE SYSTEMS, INC.                                                                    *8,900                328,944
       MICROSOFT CORP.                                                                        45,420              1,187,733
                                                                                                              -------------
                                                                                                                  1,516,677
                                                                                                              -------------
COMPUTERS                                                                       1.1%
       INTEL CORP.                                                                            10,414                259,933
                                                                                                              -------------

DRUGS                                                                           1.8%
       NOVARTIS AG - ADR                                                                       8,310                436,109
                                                                                                              -------------

DEFENSE                                                                         1.6%
       GENERAL DYNAMICS                                                                        3,300                376,365
                                                                                                              -------------

ELECTRIC UTILITY                                                                7.7%
       CONSOL ENERGY, INC.                                                                     9,700                632,246
       GENERAL ELECTRIC & CO.                                                                 34,094              1,194,995
                                                                                                              -------------
                                                                                                                  1,827,241
                                                                                                              -------------
ELECTRONICS                                                                     6.5%
       EMC CORP/MASS                                                                         *38,000                517,560
       EOG RESOURCES, INC.                                                                     7,300                535,601
       HARMAN INTERNATIONAL INDUSTRIES                                                         2,100                205,485
       TEXAS INSTRUMENTS, INC.                                                                 5,300                169,971
       MARVELL TECHNOLOGY GROUP LTD.                                                           2,100                117,789
                                                                                                              -------------
                                                                                                                  1,546,406
                                                                                                              -------------
ENTERTAINMENT                                                                   0.8%
       XM SATELLITE RADIO HOLDING - CL A                                                      *6,700                182,776
                                                                                                              -------------

FINANCIAL SERVICES                                                             11.5%
       AMERICAN EXPRESS COMPANY                                                               12,440                640,162
       CHICAGO MERCANTILE EXCHANGE                                                               800                293,992
       FRANKLIN RESOURCES, INC.                                                                4,447                418,063
       GOLDMAN SACHS GROUP, INC.                                                               1,500                191,565

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 21


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
       SLM CORP.                                                                               9,300          $     512,337
       AMEX CONSUMER STAPLES SPDR                                                             29,500                687,055
                                                                                                              -------------
                                                                                                                  2,743,174
                                                                                                              -------------
HEALTH CARE                                                                     0.7%
       HUMANA, INC.                                                                           *2,940                159,730
                                                                                                              -------------

HOTELS & LODGING                                                                1.1%
       MARRIOTT INTERNATIONAL CL A                                                             1,900                127,243
       STARWOOD HOTELS & RESORTS WORLDWIDE                                                     2,000                127,720
                                                                                                              -------------
                                                                                                                    254,963
                                                                                                              -------------
INDUSTRIAL GOODS & SERVICES                                                     1.6%
       CORNING, INC.                                                                         *19,900                391,234
                                                                                                              -------------

INTERNET CONTENT                                                                7.0%
       GOOGLE, INC. CL A                                                                      *2,283                947,125
       YAHOO!, INC.                                                                          *18,300                716,994
                                                                                                              -------------
                                                                                                                  1,664,119
                                                                                                              -------------
MANUFACTURING-CAPITAL GOODS                                                     2.1%
       DANAHER CORP.                                                                           8,800                490,864
                                                                                                              -------------

MEDICAL EQUIPMENT & SUPPLIES                                                    6.9%
       ALLERGAN, INC.                                                                          1,679                181,265
       JOHNSON & JOHNSON                                                                      10,410                625,641
       ST. JUDE MEDICAL, INC.                                                                *12,900                647,580
       STRYKER CORP.                                                                           4,200                186,606
                                                                                                              -------------
                                                                                                                  1,641,092
                                                                                                              -------------
MEDICAL LABS & TESTING SERV.                                                    1.1%
       QUEST DIAGNOSTICS, INC.                                                                 5,300                272,844
                                                                                                              -------------

MEDICAL SERVICES                                                                3.1%
       UNITEDHEALTH GROUP, INC.                                                               12,005                745,991
                                                                                                              -------------

METAL-ALUMINUM                                                                  1.5%
       WELLPOINT, INC.                                                                        *4,400                351,076
                                                                                                              -------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            4.1%
       APPLE COMPUTER                                                                          5,300                381,017
       HEWLETT PACKARD                                                                       *21,000                601,230
                                                                                                              -------------
                                                                                                                    982,247
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     5.5%
       EXXON MOBIL CORP.                                                                       3,418                191,989
       NEWFIELD EXPLORATION CO.                                                               *8,000                400,560
       SCHLUMBERGER LTD.                                                                       3,200                310,880
       GLOBALSANTAFE CORP.                                                                     8,700                418,905
                                                                                                              -------------
                                                                                                                  1,322,334
                                                                                                              -------------


   The accompanying notes are an integral part of these financial statements.

22 ACTIVA Mutual Funds Annual Report


ACTIVA Schedule of Investments continued
GROWTH FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                                                                 9.1%
       AMGEN, INC.                                                                            *6,186          $     487,828
       AMYLIN PHARMACEUTICALS, INC.                                                           *3,300                131,736
       CAREMARK RX, INC.                                                                      *4,600                238,234
       GENZYME CORPORATION                                                                    *4,800                339,744
       MEDCO HEALTH SOLUTIONS                                                                 *2,200                122,760
       MONSANTO COMPANY                                                                        4,942                383,153
       SANOFI-SYNTHELABO SA-ADR                                                                5,800                254,620
       TEVA PHARMACEUTICAL - SP ADR                                                            4,600                197,846
                                                                                                              -------------
                                                                                                                  2,155,921
                                                                                                              -------------
RETAIL STORES                                                                   7.8%
       CVS CORP.                                                                              11,900                314,398
       CHICO'S FAS, INC.                                                                      *4,300                188,899
       COACH, INC.                                                                            *5,540                184,704
       KOHL'S CORP.                                                                           *7,900                383,940
       STAPLES, INC.                                                                           9,250                210,067
       TARGET CORP.                                                                            6,100                335,317
       WALGREEN CO.                                                                            5,400                239,004
                                                                                                              -------------
                                                                                                                  1,856,329
                                                                                                              -------------
SHOES - LEATHER                                                                 0.8%
       NIKE, INC. CL B                                                                         2,200                190,938
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                             0.9%
       SALESFORCE.COM, INC.                                                                   *6,600                211,530
                                                                                                              -------------

TELECOMMUNICATIONS                                                              3.1%
       BROADCOM CORP. CL A                                                                    *3,600                169,740
       COGNIZANT TECHNOLOGY SOLUTIONS CORPORATIONS                                            *6,600                332,310
       FREESCALE SEMICONDUCTOR-A                                                              *9,100                229,229
                                                                                                              -------------
                                                                                                                    731,279
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $20,130,300)                                                                           23,812,418
                                                                                                              -------------

WARRANTS                                                                        0.0%
       LUCENT TECH WARRANT EXPIRES 12/10/07                                                     *514                    291
                                                                                                              -------------

TOTAL WARRANTS (Cost $0.00)                                                                                             291
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $20,130,300)                                                                   $  23,812,709
                                                                                                              =============

*Non-dividend producing as of December 31, 2005


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 23

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 100%
AEROSPACE                                                                       2.0%
       THALES SA                                                                              15,400          $     698,169
                                                                                                              -------------

APPAREL                                                                         1.9%
       WACOAL CORPORATION                                                                     49,000                664,026
                                                                                                              -------------

BREWERY                                                                         2.1%
       KIRIN BREWERY CO. LTD.                                                                 61,000                711,287
                                                                                                              -------------

CABLE TV                                                                        1.9%
       PREMIERE AG                                                                           *36,500                639,434
                                                                                                              -------------

COAL                                                                            1.6%
       XSTRATA PLC                                                                            22,700                531,031
                                                                                                              -------------

CONSUMER GOODS & SERVICES                                                       2.9%
       FUJI PHOTO FILM                                                                        30,100                995,505
                                                                                                              -------------

COSMETICS                                                                       3.4%
       SHISEIDO LTD. ORD                                                                      62,000              1,156,716
                                                                                                              -------------

DRUGS                                                                           3.1%
       DAIICHI SANKYO CO. LTD.                                                               *55,500              1,070,747
                                                                                                              -------------

ELECTRIC UTILITY                                                                5.4%
       ELECTRICIDADE DE PORTUGAL SA                                                          373,900              1,150,720
       KOREA ELECTRIC POWER CORP. - SPON. ADR                                                 36,000                701,640
                                                                                                              -------------
                                                                                                                  1,852,360
                                                                                                              -------------
ELECTRONICS                                                                     2.8%
       MATSUSHITA ELECTRIC INDL. CO.                                                          18,000                347,269
       NEC ELECTRONICS CORPORATION                                                            18,100                594,021
                                                                                                              -------------
                                                                                                                    941,291
                                                                                                              -------------
ENERGY                                                                          1.9%
       SUNCOR ENERGY, INC.                                                                    10,090                636,982
                                                                                                              -------------

FINANCIAL SERVICES                                                              2.7%
       TAKEFUJI CORP.                                                                         13,500                917,020
                                                                                                              -------------

FOOD PRODUCTS                                                                   4.7%
       NORTHERN FOODS PLC                                                                    254,900                664,259
       J. SAINSBURY PLC                                                                     *175,600                952,214
                                                                                                              -------------
                                                                                                                  1,616,473
                                                                                                              -------------
FOREST PRODUCTS                                                                 2.0%
       STORA ENSO OYJ `R' SHRS (FIN)                                                          50,600                685,200
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

24 ACTIVA Mutual Funds Annual Report

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
HOME BUILDERS                                                                   2.0%
       SEKISUI HOUSE LTD.                                                                     54,000          $     679,579
                                                                                                              -------------
INSURANCE                                                                       2.3%
       AEGON (NLG)                                                                            48,351                786,954
                                                                                                              -------------
MATERIALS                                                                       2.2%
       ALUMINA LTD.                                                                          140,100                761,882
                                                                                                              -------------
METALS & MINING                                                                 6.8%
       ANGLOGOLD ASHANTI - SPON. ADR                                                          16,400                809,012
       LONMIN PLC                                                                             28,200                782,417
       IMPALA PLATINUM HOLDINGS                                                                2,550                376,342
       PLACER DOME, INC.                                                                      15,700                360,001
                                                                                                              -------------
                                                                                                                  2,327,772
                                                                                                              -------------
MINERALS                                                                        4.1%
       ANGLO AMERICAN                                                                         22,800                776,132
       LIHIR GOLD LIMITED                                                                   *385,700                616,243
                                                                                                              -------------
                                                                                                                  1,392,375
                                                                                                              -------------
NATURAL RESOURCES                                                               3.2%
       AREVA - CI                                                                              2,300              1,103,976
                                                                                                              -------------

OIL & GAS EXPLOR PROD & SER                                                     3.9%
       ENTE NAZIONALE IDROC (ITL)                                                             24,700                685,031
       ROYAL DUTCH SHELL ADR-B                                                                10,085                650,785
                                                                                                              -------------
                                                                                                                  1,335,816
                                                                                                              -------------
PRINTING & PUBLISHING                                                           3.1%
       DAI NIPPON PRINTING CO., LTD.                                                          59,000              1,050,712
                                                                                                              -------------

PRECIOUS METALS                                                                 4.3%
       BARRICK GOLD CORP.                                                                     52,700              1,468,749
                                                                                                              -------------

RAILROADS                                                                       3.0%
       CENTRAL JAPAN RAILWAY CO.                                                                 107              1,025,356
                                                                                                              -------------

TECHNOLOGY-SOFTWARE                                                             2.3%
       MISYS PLC                                                                             189,200                776,997
                                                                                                              -------------

TOYS                                                                            3.2%
       NINTENDO                                                                                8,900              1,075,517
                                                                                                              -------------

TRANSPORTATION & SHIPPING                                                       2.5%
       TNT NV                                                                                 27,800                868,740
                                                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 25


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 12/31/05
                                                                              % OF         SHARES OR              VALUE
     SECURITY DESCRIPTION                                                  INVESTMENTS     PAR VALUE             (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                             15.9%
       CHUNGHWA TELECOM CO. ADR                                                               74,700          $   1,370,745
       KT CORPORATION                                                                         62,910              1,355,710
       NIPPON TELEGRAPH & TELEPHONE CORP. ADR                                                 31,300                713,953
       TELECOM ITALIA                                                                        414,550              1,028,021
       BELGACOM SA                                                                            29,750                970,174
                                                                                                              -------------
                                                                                                                  5,438,603
                                                                                                              -------------
WATER UTILITY                                                                   2.8%
       UNITED UTILITIES                                                                       80,900                933,740
                                                                                                              -------------

TOTAL COMMON STOCKS (Cost $31,037,493)                                                                           34,143,009
                                                                                                              -------------

TOTAL INVESTMENTS - 100% (Cost $31,037,493)                                                                   $  34,143,009
                                                                                                              =============

*Non-dividend producing as of December 31, 2005

At December 31, 2005 the breakdown by country was:

                                               % OF MARKET         ACTUAL
            COUNTRY                                VALUE        MARKET VALUE
            Australia                              2.2%        $    761,882
            Belgium                                2.8%             970,174
            Canada                                 7.3%           2,465,732
            Finland                                2.0%             685,200
            France                                 5.2%           1,802,145
            Germany                                1.9%             639,434
            Italy                                  5.0%           1,713,052
            Japan                                 32.2%          11,001,712
            Republic of Korea                      6.1%           2,057,350
            Netherlands                            4.8%           1,655,693
            Papua New Guinea                       1.8%             616,242
            Portugal                               3.4%           1,150,720
            South Africa                           3.5%           1,185,354
            Taiwan                                 4.0%           1,370,745
            United Kingdom                        17.8%           6,067,574
                                                 ------        ------------
                                                 100.0%        $ 34,143,009
                                                 ======        ============

   The accompanying notes are an integral part of these financial statements.

26 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Assets and Liabilities

                                                          INTERMEDIATE                                        INTERNATIONAL
As of December 31, 2005                                     BOND FUND       VALUE FUND         GROWTH FUND         FUND
                                                           ------------     ------------       -----------      -----------
ASSETS
Investments at cost                                        $124,911,574     $116,016,769       $20,130,300      $31,037,493
                                                           ------------     ------------       -----------      -----------
Investments at value                                        123,915,930      133,757,946        23,812,709       34,143,009
Cash                                                            272,577        3,246,261           396,762        1,394,477
Receivables:
     Investment income                                        1,122,148          212,922            24,849           91,950
Other assets                                                         --            2,519                --            5,665
                                                           ------------     ------------       -----------      -----------
Total Assets                                                125,310,655      137,219,648        24,234,320       35,635,101
                                                           ------------     ------------       -----------      -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                              107,442          196,315            41,751           73,176
     Transfer agent fees                                            530           58,763             1,482              826
     12b-1 fees                                                  30,424           33,158             5,964            8,609
     Service fees                                                45,637           51,333             8,947           12,913
Payables - general:
     Securities purchased                                     3,423,750               --                --               --
Other liabilities                                                 5,653            6,360                --               --
Accrued expenses                                                 12,286           13,095             8,049           10,966
                                                           ------------     ------------       -----------      -----------
Total Liabilities                                             3,625,722          359,024            66,193          106,490
                                                           ------------     ------------       -----------      -----------
NET ASSETS                                                 $121,684,933     $136,860,624       $24,168,127      $35,528,611
                                                           ============     ============       ===========      ===========
SHARES OUTSTANDING                                           12,282,118       15,815,167         3,278,274        3,896,087
                                                           ============     ============       ===========      ===========

NET ASSET VALUE PER SHARE                                         $9.91                              $7.37            $9.12

Class A based on net assets of
$132,596,978 and 15,324,716
shares outstanding                                                                 $8.65

Class R based on net assets of
$4,263,646 and 490,451
shares outstanding                                                                 $8.69


   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 27

ACTIVA Statement of Operations
For the year ended December 31, 2005

                                                           INTERMEDIATE                                        INTERNATIONAL
                                                             BOND FUND       VALUE FUND        GROWTH FUND          FUND
                                                           ------------     ------------       -----------      -----------
INVESTMENT INCOME
Interest                                                     $7,146,172          $70,340           $20,099          $22,383
Dividends                                                            --        2,859,320           243,733          826,417
Miscellaneous                                                    21,458           14,273             4,581           34,968
                                                           ------------     ------------       -----------      -----------
Total Investment Income                                       7,167,630        2,943,933           268,413          883,768
                                                           ------------     ------------       -----------      -----------
EXPENSES
Advisory fees                                                   508,487          736,607           190,792          282,191
12b-1 fees                                                      149,900          123,462            27,492           33,199
Service fees                                                    224,852          190,982            41,238           49,798
Shareholder report                                                4,829           53,588             5,662            5,072
Fund accounting fees                                             68,489           69,695            42,871           45,570
Audit fees                                                       23,958           20,594            23,558           20,394
Custodian fees                                                   21,627           23,141            11,584           42,831
Insurance                                                        15,908           10,705             2,968            3,005
Legal fees                                                       22,688           22,688            24,840           27,199
Registration fees                                                 8,901            6,098             1,945            1,985
Transfer agent fees                                               2,041          232,733             6,068            3,238
Transfer agent fees - Class R                                        --            7,717                --               --
Trustee fees                                                     14,087           14,087            14,087           14,087
                                                           ------------     ------------       -----------      -----------
Total Expenses                                                1,065,767        1,512,097           393,105          528,569
                                                           ------------     ------------       -----------      -----------
Net Investment Income (Loss)                                  6,101,863        1,431,836          (124,692)         355,199
                                                           ------------     ------------       -----------      -----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
        security transactions                                   659,616        9,292,631         3,182,451        5,325,931
     Net realized gain (loss) from
        foreign currency transactions                                --               --                --          (98,178)
     Net realized gain (loss) from
        futures contracts                                            --           20,649                --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                                     (3,842,975)        (375,659)       (1,809,731)      (1,372,640)
                                                           ------------     ------------       -----------      -----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                       (3,183,359)       8,937,621         1,372,720        3,855,113
                                                           ------------     ------------       -----------      -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                         $2,918,504      $10,369,457        $1,248,028       $4,210,312
                                                           ============     ============       ===========      ===========

   The accompanying notes are an integral part of these financial statements.

28 ACTIVA Mutual Funds Annual Report

ACTIVA Statement of Changes in Net Assets

                                                                        INTERMEDIATE BOND FUND             VALUE FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/05       12/31/04      12/31/05       12/31/04
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $6,101,863     $6,915,648    $1,431,836    $ 1,357,933
Net realized gain (loss) on investments                                   659,616      1,164,068     9,313,280     20,755,163
Net increase (decrease) in unrealized appreciation                     (3,842,975)    (1,662,216)     (375,659)    (5,484,151)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                                          2,918,504      6,417,500    10,369,457     16,628,945

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (6,333,002)    (6,860,034)   (1,421,795)    (1,218,977)
     Class R                                                                   --             --       (49,369)       (93,582)
Net realized gain from investment transactions:
     Class A                                                             (453,148)      (868,494)           --             --
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Total distributions to shareholders                                    (6,786,150)    (7,728,528)   (1,471,164)    (1,312,559)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               91,353        187,253    15,233,245        906,515
     Class R                                                                   --             --     1,281,276      6,459,219
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            6,785,885      7,727,313     1,397,923      1,195,178
     Class R                                                                   --             --        49,369         93,582
Payment for shares redeemed:
     Class A (Note 4)                                                 (57,774,072)      (117,169)   (7,869,807)   (36,383,342)
     Class R                                                                   --             --      (862,318)    (6,205,359)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (50,896,834)     7,797,397     9,229,688    (33,934,207)
                                                                     ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets                                 (54,764,480)     6,486,369    18,127,981    (18,617,821)
Net Assets, beginning of year                                         176,449,413    169,963,044   118,732,643    137,350,464
                                                                     ------------   ------------  ------------   ------------
Net Assets, end of year                                              $121,684,933   $176,449,413  $136,860,624   $118,732,643
                                                                     ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                                                         $122,586,214   $173,483,048  $120,070,575   $110,840,888
     Undistributed net investment income (loss)                                --             --            --             --
     Return of capital                                                     (2,441)        93,722       (66,332)       (27,005)
     Undistributed net realized gain (loss) from investments               96,804         25,312      (864,471)   (10,177,750)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                 (995,644)     2,847,331    17,720,852     18,096,510
                                                                     ------------   ------------  ------------   ------------
                                                                     $121,684,933   $176,449,413  $136,860,624   $118,732,643
                                                                     ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                8,988         18,269     1,824,745        118,751
     Class R                                                                   --             --       153,233        886,454
Reinvested distributions:
     Class A                                                              674,988        756,164       160,129        150,337
     Class R                                                                   --             --         5,629         11,712
Shares redeemed:
     Class A                                                           (5,692,312)       (11,455)     (950,920)    (5,119,911)
     Class R                                                                   --             --      (104,162)      (773,403)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares                                 (5,008,336)       762,978     1,088,654     (4,726,060)
Shares outstanding, beginning of year                                  17,290,454     16,527,476    14,726,513     19,452,573
                                                                     ------------   ------------  ------------   ------------
Shares outstanding, end of year                                        12,282,118     17,290,454    15,815,167     14,726,513
                                                                     ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

                                            ACTIVA Mutual Funds Annual Report 29

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                         YEAR           YEAR          YEAR           YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
Increase (Decrease) in:                                                12/31/05       12/31/04      12/31/05       12/31/04
                                                                     ---------------------------  ---------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                            ($124,692)       ($7,778)     $355,199        $45,806
Net realized gain (loss) on investments                                 3,182,451      2,717,993     5,227,753      4,663,978
Net increase (decrease) in unrealized appreciation                     (1,809,731)       168,841    (1,372,640)      (684,300)
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets
     resulting from operations                                          1,248,028      2,879,056     4,210,312      4,025,484

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --      (220,522)            --
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Total distributions to shareholders                                            --             --      (220,522)            --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                              114,783        293,272        59,048        149,917
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --       220,522             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A (Note 4)                                                 (10,115,954)      (270,489)   (2,068,519)      (276,392)
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in net assets derived
     from capital share transactions                                  (10,001,171)        22,783    (1,788,949)      (126,475)
                                                                     ------------   ------------  ------------   ------------
Net Increase (Decrease) in Net Assets                                  (8,753,143)     2,901,839     2,200,841      3,899,009
Net Assets, beginning of year                                          32,921,270     30,019,431    33,327,770     29,428,761
                                                                     ------------   ------------  ------------   ------------
Net Assets, end of year                                               $24,168,127    $32,921,270   $35,528,611    $33,327,770
                                                                     ============   ============  ============   ============

NET ASSETS CONSIST OF:
     Capital                                                          $27,675,102    $37,676,272   $33,561,048    $35,349,997
     Undistributed net investment income (loss)                          (680,858)      (556,166)     (907,437)      (943,936)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments           (6,508,525)    (9,690,976)     (229,815)    (5,555,746)
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                3,682,408      5,492,140     3,104,815      4,477,455
                                                                     ------------   ------------  ------------   ------------
                                                                      $24,168,127    $32,921,270   $35,528,611    $33,327,770
                                                                     ============   ============  ============   ============

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               16,983         45,318         6,925         20,792
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --        24,154             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                           (1,470,831)       (43,066)     (259,682)       (38,158)
     Class R                                                                   --             --            --             --
                                                                     ------------   ------------  ------------   ------------
Net increase (decrease) in fund shares                                 (1,453,848)         2,252      (228,603)       (17,366)
Shares outstanding, beginning of year                                   4,732,122      4,729,870     4,124,690      4,142,056
                                                                     ------------   ------------  ------------   ------------
Shares outstanding, end of year                                         3,278,274      4,732,122     3,896,087      4,124,690
                                                                     ============   ============  ============   ============

   The accompanying notes are an integral part of these financial statements.

30 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements

1.  ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of four funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each fund has authorized an unlimited number of shares.

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 2005), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of


                                            ACTIVA Mutual Funds Annual Report 31

ACTIVA Notes to Financial Statements continued

assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no foreign currency contracts outstanding at December 31, 2005.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31,


32 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued


2005, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
                         -----------------       -----------
Intermediate Bond              $30,544,373       $31,155,131
Value                           $9,666,910        $9,945,714
Growth                            $978,508        $1,012,995
International                   $7,012,455        $7,272,492

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
Intermediate Bond    McDonnell Investment Management, LLC

Value                Wellington Management Company, LLP

Growth               BlackRock Advisors, Inc.

International        NWQ Investment Management Company, LLC*

* NWQ Investment Management Company, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.



                                            ACTIVA Mutual Funds Annual Report 33

ACTIVA Notes to Financial Statements continued


Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year ended December 31, 2005 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15 of 1% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of the Trust, also indirectly own 100% of the Adviser.

4.  INVESTMENT TRANSACTIONS

At December 31, 2005, the cost of investments owned by the Value Fund was $116,120,190 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $19,425,349. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $1,787,593. Net unrealized appreciation for tax purposes was $17,637,756, at December 31, 2005.

The unrealized appreciation (depreciation) at October 31, 2005 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                           Net          Cost for
                           Gross         Gross      unrealized           federal
                      unrealized    unrealized    appreciation        income tax
Fund                appreciation  depreciation   (depreciation)         purposes
                    ------------  ------------   --------------     ------------
Intermediate
  Bond                 $ 521,110    $2,532,392     $(2,011,282)     $118,970,891
Growth                 3,224,525       335,600       2,888,925        19,644,054
International          2,464,268     1,225,259       1,239,009        30,915,429

On July 5, 2005 Amway Investment Corp., a principal shareholder in the Activa Mutual Funds, redeemed $57,522,286 from the Activa Intermediate Bond Fund and $9,769,520 from the Activa Growth Fund, via a redemption in kind. In addition, a cash redemption in the amount of


34 ACTIVA Mutual Funds Annual Report

ACTIVA Notes to Financial Statements continued


$2,017,928 was redeemed from the Activa International Fund and a purchase in the amount of $12,122,954 was made in the Activa Value Fund by this same shareholder. All of these transactions were part of a reallocation of investment assets.

5.  SUBSEQUENT EVENTS

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 12, 2006, Alticor, Inc. purchased 224,000 Value Fund shares valued at $1,995,841 (based upon the net asset value of $8.91 per share) and transferred the shares to these Independent Business Owners.

On January 20, 2006, the Intermediate Bond Fund declared and paid a dividend of $.020809 per share, to shareholders of record on January 19, 2006. The amount distributed was $247,094.


                                            ACTIVA Mutual Funds Annual Report 35

ACTIVA Financial Highlights

                                                                                       INTERMEDIATE BOND FUND
                                                             -----------------------------------------------------------------------
                                                                     YEAR          YEAR           YEAR           YEAR           YEAR
                                                                    ENDED         ENDED          ENDED          ENDED          ENDED
Per share outstanding for each year or period                    12/31/05      12/31/04       12/31/03       12/31/02       12/31/01
                                                             ------------  ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period                               $10.21        $10.28         $10.71         $10.39         $10.19
Income from investment operations:
   Net investment income (loss)                                      0.44          0.41           0.46           0.53           0.59
   Net realized and unrealized gains (losses) on securities         (0.27)        (0.02)         (0.09)          0.36           0.26
                                                             ------------  ------------   ------------   ------------   ------------
Total from investment operations                                     0.17          0.39           0.37           0.89           0.85
Less Distributions:
   Dividends from net investment income                              0.44          0.41           0.46           0.53           0.59
   Dividends in excess of net investment income                        --            --             --             --             --
   Distributions from capital gains                                  0.03          0.05           0.34           0.04           0.06
                                                             ------------  ------------   ------------   ------------   ------------
Total Distributions                                                  0.47          0.46           0.80           0.57           0.65
                                                             ------------  ------------   ------------   ------------   ------------
Net Asset Value, End of Period                                      $9.91        $10.21         $10.28         $10.71         $10.39
                                                             ============  ============   ============   ============   ============
Total Return                                                        1.70%         3.86%          3.49%          8.85%          8.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                    $121,684,933  $176,449,413   $169,963,044   $164,162,796   $166,858,896
Ratio of expenses to average net assets                              0.7%          0.7%           0.7%           0.7%           0.7%
Ratio of net income (loss) to average net assets                     4.0%          4.0%           4.6%           5.3%           5.7%
Portfolio turnover rate                                             94.6%         76.2%         104.0%          52.3%          44.8%
                                                                                   VALUE FUND - CLASS A
                                                       ----------------------------------------------------------------------------
                                                               YEAR            YEAR           YEAR            YEAR             YEAR
                                                              ENDED           ENDED          ENDED           ENDED            ENDED
Per share outstanding for each year or period              12/31/05        12/31/04       12/31/03        12/31/02         12/31/01
                                                       ------------    ------------   ------------    ------------     ------------
Net Asset Value, Beginning of Period                          $8.06           $7.06          $5.56           $6.85            $7.44
Income from investment operations:
   Net investment income (loss)                                0.09            0.09           0.08            0.07             0.06
   Net realized and unrealized gains (losses)
      on securities                                            0.59            1.00           1.50           (1.29)           (0.59)
                                                       ------------    ------------   ------------    ------------     ------------
Total from investment operations                               0.68            1.09           1.58           (1.22)           (0.53)
Less Distributions:
   Dividends from net investment income                        0.09            0.09           0.08            0.07             0.06
   Dividends in excess of net investment income                  --              --             --              --               --
   Distributions from capital gains                              --              --             --              --               --
                                                       ------------    ------------   ------------    ------------     ------------
Total Distributions                                            0.09            0.09           0.08            0.07             0.06
                                                       ------------    ------------   ------------    ------------     ------------
Net Asset Value, End of Period                                $8.65           $8.06          $7.06           $5.56            $6.85
                                                       ============    ============   ============    ============     ============
Total Return                                                  8.47%          15.40%         28.37%         -17.87%           -7.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                              $132,596,978    $115,203,837   $135,146,120    $110,168,624     $140,823,782
Ratio of expenses to average net assets                        1.2%            1.2%           1.1%            1.1%             1.1%
Ratio of net income (loss) to average net assets               1.1%            1.1%           1.2%            1.0%             0.9%
Portfolio turnover rate                                       54.4%          103.8%          65.7%           84.9%            91.5%
                                                                                      VALUE FUND - CLASS R
                                                             ---------------------------------------------------------------------
                                                                   YEAR           YEAR           YEAR           YEAR          YEAR
                                                                  ENDED          ENDED          ENDED          ENDED         ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04       12/31/03       12/31/02      12/31/01
                                                             ----------     ----------     ----------     ----------    ----------
Net Asset Value, Beginning of Period                              $8.10          $7.09          $5.57          $6.86         $7.44
Income from investment operations:
   Net investment income (loss)                                    0.10           0.08           0.07           0.07          0.06
   Net realized and unrealized gains (losses) on securities        0.59           1.01           1.52          (1.29)        (0.58)
                                                             ----------     ----------     ----------     ----------    ----------
Total from investment operations                                   0.69           1.09           1.59          (1.22)        (0.52)
Less Distributions:
   Dividends from net investment income                            0.10           0.08           0.07           0.07          0.06
   Dividends in excess of net investment income                      --             --             --             --            --
   Distributions from capital gains                                  --             --             --             --            --
                                                             ----------     ----------     ----------     ----------    ----------
Total Distributions                                                0.10           0.08           0.07           0.07          0.06
                                                             ----------     ----------     ----------     ----------    ----------
Net Asset Value, End of Period                                    $8.69          $8.10          $7.09          $5.57         $6.86
                                                             ==========     ==========     ==========     ==========    ==========
Total Return                                                      8.52%         15.44%         28.65%        -17.76%        -6.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                    $4,263,646     $3,528,806     $2,204,343     $1,489,146    $1,639,834
Ratio of expenses to average net assets                            1.1%           1.2%           1.0%           1.0%          1.0%
Ratio of net income (loss) to average net assets                   1.2%           1.4%           1.3%           1.1%          1.0%
Portfolio turnover rate                                           54.4%         103.8%          65.7%          84.9%         91.5%

                 36-37 ACTIVA Mutual Funds Annual Report SPREAD

ACTIVA Financial Highlights continued

                                                                                          GROWTH FUND
                                                           ------------------------------------------------------------------------
                                                                   YEAR           YEAR           YEAR           YEAR           YEAR
                                                                  ENDED          ENDED          ENDED          ENDED          ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04       12/31/03       12/31/02       12/31/01
                                                           ------------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period                              $6.96          $6.35          $4.94          $7.45          $9.76
Income from investment operations:
   Net investment income (loss)                                      --             --          (0.03)         (0.02)         (0.05)
   Net realized and unrealized gains (losses)
      on securities                                                0.41           0.61           1.44          (2.49)         (2.26)
                                                           ------------    -----------    -----------    -----------    -----------
Total from investment operations                                   0.41           0.61           1.41          (2.51)         (2.31)
Less Distributions:
   Dividends from net investment income                              --             --             --             --             --
   Dividends in excess of net investment income                      --             --             --             --             --
   Distributions from capital gains                                  --             --             --             --             --
                                                           ------------    -----------    -----------    -----------    -----------
Total Distributions                                                  --             --             --             --             --
                                                           ------------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period                                    $7.37          $6.96          $6.35          $4.94          $7.45
                                                           ============    ===========    ===========    ===========    ===========
Total Return                                                      5.89%          9.61%         28.54%        -33.69%        -23.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                   $24,168,127    $32,921,270    $30,019,431    $23,319,398    $20,912,247
Ratio of expenses to average net assets                            1.4%           1.3%           1.4%           1.4%           1.4%
Ratio of net income (loss) to average net assets                  -0.4%           0.0%          -0.5%          -0.6%          -0.5%
Portfolio turnover rate                                           79.0%          87.4%         101.0%         143.0%         190.2%
                                                                                       INTERNATIONAL FUND
                                                            -----------------------------------------------------------------------
                                                                   YEAR           YEAR          YEAR           YEAR            YEAR
                                                                  ENDED          ENDED         ENDED          ENDED           ENDED
Per share outstanding for each year or period                  12/31/05       12/31/04      12/31/03       12/31/02        12/31/01
                                                            -----------    -----------   -----------    -----------     -----------
Net Asset Value, Beginning of Period                              $8.08          $7.10         $5.40          $6.77           $9.53
Income from investment operations:
   Net investment income (loss)                                    0.06           0.01          0.02             --           (0.01)
   Net realized and unrealized gains (losses)
      on securities                                                1.04           0.97           1.70         (1.37)          (2.75)
                                                            -----------    -----------   -----------    -----------     -----------
Total from investment operations                                   1.10           0.98          1.72          (1.37)          (2.76)
Less Distributions:
   Dividends from net investment income                            0.06             --          0.02             --              --
   Dividends in excess of net investment income                      --             --            --             --              --
   Distributions from capital gains                                  --             --            --             --              --
                                                            -----------    -----------   -----------    -----------     -----------
Total Distributions                                                0.06             --          0.02             --              --
                                                            -----------    -----------   -----------    -----------     -----------
Net Asset Value, End of Period                                    $9.12          $8.08         $7.10          $5.40           $6.77
                                                            ===========    ===========   ===========    ===========     ===========
Total Return                                                     13.58%         13.80%        31.90%        -20.22%         -28.96%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                   $35,528,611    $33,327,770   $29,428,761    $22,237,059     $19,459,085
Ratio of expenses to average net assets                            1.6%           1.7%          1.7%           1.9%            1.7%
Ratio of net income (loss) to average net assets                   1.1%           0.2%          0.5%           0.0%           -0.2%
Portfolio turnover rate                                          178.3%         199.6%        188.0%         208.2%          231.5%

                 38-39 ACTIVA Mutual Funds Annual Report SPREAD

ACTIVA Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Activa Mutual Fund Trust
Grand Rapids, Michigan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Activa Mutual Fund Trust (comprising, respectively, Intermediate Bond, Value, Growth and International Funds) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Activa Mutual Fund Trust, as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for the years indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO SEIDMAN, LLP
Grand Rapids, Michigan

January 27, 2006


40 ACTIVA Mutual Funds Annual Report

                       This page intentionally left blank.

Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
----------------------

The Code of Ethics adopted by the Board of Trustees for registrants senior executive and financial officers is attached hereto as an exhibit. Activa Mutual Fund Trust hereby undertakes to provide to any person without charge, upon request, a copy of such Code of Ethics. The request can be made in writing addressed to the Fund's address as identified on this Form N-CSR or by telephone at 800-346-2670.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Audit Committee of the Board of Trustees of Activa Mutual Fund Trust is composed of three of the Fund's Trustees who are not affiliated with the Fund's Investment Adviser. All members are independent. All members have accounting or related financial management experience.

The Trustees have not determined that any of the members of the Audit Committee meet the technical requirements of the definition of "Audit Committee Financial Expert." This is due in large part to what the Trustees view as complexities and vagueness in the definition. In addition, the Trustees believe that there are several reasons why it is not necessary to have a Financial Expert as a member of the Committee. Those reasons include the fact that financial statements of mutual funds are less complex than those of operating companies; the financial statements do not involve accounting issues such as those that led to the Sarbanes-Oxley reform; the Funds have not had any problems with its previous financial statements; the Audit Committee has sufficient financial and accounting experience to satisfy the objectives of Sarbanes-Oxley with respect to overseeing the financial statements, the audit process, and internal controls; and the Audit Committee can hire financial experts to assist it from time to time if circumstances so warrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
----------------------------------------------

The following Schedule A summarizes the principal accountant's fees and services provided to the registrant and the non-audit fees and services provided to the investment adviser or any affiliated entity by BDO Seidman LLP for the last two fiscal years. Schedule B is the Pre-Approval Policies and Procedures for the Registrant. The Audit Committee has determined that the services rendered to the Fund's Adviser and to Activa Management Services, who controls the Investment Adviser, are consistent with maintaining the principal accountant's independence.


SCHEDULE A

     PRINCIPAL ACCOUNTANT'S FEES AND SERVICES

                                   2004                                2005
                      ------------------------------        --------------------------
                                       Investment                          Investment
                          Fund         Advisor (1)              Fund         Advisor(1)    Aggregate
                      ------------------------------        --------------------------    ------------

Audit                     $ 68,477              $ -           $ 63,041        $ -         $ 131,518
Audit-related                1,850(2)             -              9,850(3)       -            11,700
Tax                         23,189(5)        28,547(4)          26,702(6)       -            78,438
                      ------------------------------        -------------------------    ------------
Total                     $ 93,516         $ 28,547           $ 99,593        $ -         $ 221,656
                      ------------------------------        -------------------------    ------------


     (1) Includes fees billed to both the investment adviser and its parent, Activa Management Services, LLC.

     (2) Fees billed for consulation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; and anti-money laundering procedures.

     (3) Fees billed for consulation and research regarding new compliance requirements; read and provide comments on June 30th Form N-SAR; anti-money laundering procedures; and redemption-in-kind.

     (4) Fees billed for services rendered in connection with preparation of Federal and State tax returns; consultation regarding issues related to sale of property.

     (5) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; and research related to termination of money market fund.

     (6) Fees billed for services rendered in connection with preparation of individual fund tax returns, review of wash sale analysis, preparation of dividend received deduction, review of board minutes for IRC compliance; and research related to redemption-in-kind transactions for the Bond and Growth funds.

SCHEDULE B

                            ACTIVA MUTUAL FUND TRUST
              PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

I.   STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the independent auditors. As part of that responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by its independent auditors in order to ensure that the provision of such services does not impair the auditors' independence from the Funds. Unless a type of service to be provided by the independent auditors has otherwise received pre-approval, it will require specific pre-approval by the Audit Committee.

     For pre-approvals of services, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence and whether the independent auditors should be precluded from performing any particular service, even if otherwise permitted by the SEC's independence rules. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve such services.

     Appendix A to this Policy describes the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services will be considered approved through the next annual review. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

II.  DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. AUDIT SERVICES

     The annual Audit services engagement letter, which incorporates the terms and fees related to Audit, Audit-related and All Other services, as applicable, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditors reasonably can provide. The Audit

Committee has pre-approved the Audit services listed in Appendix A. Any other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements or that are traditionally performed by the independent auditors. The Audit Committee believes that the provision of the Audit-related services does not impair the independence of the independent auditors, and has pre-approved the Audit-related services listed in Appendix A. Any other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

V.   TAX SERVICES

     The annual Tax services engagement letter, which incorporates the terms and fees related to Tax services, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in scope, the Funds' structure or other matters.

     The Audit Committee believes that the independent auditors can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditors' independence. However, the Audit Committee will not permit the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix A. Any Tax services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

VI.  ALL OTHER SERVICES

     The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services, provided to the Fund or its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, that it believes are routine and recurring services, and would not impair the independence of the independent auditors. The Audit Committee has pre-approved the All Other services listed in Appendix A. Any permissable Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

     A list of the SEC's prohibited non-audit services is included in Appendix
B. The SEC's rules and relevant guidance will be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. ENGAGEMENT TERMS AND FEE ARRANGEMENTS

         Engagement terms, including fee arrangements, for all services to be provided by the independent auditors will be approved annually by the Audit Committee. Any proposed changes in terms outside the pre-approved terms will require specific pre-approval by the Audit Committee.

VIII. PROCEDURES

     Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the Funds' President and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. Procedures for notification and pre-approval of services for other domestic and international offices and other departments (e.g., tax department) of the independent auditors will be coordinated through the lead domestic audit partner.

IX.  ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibilities to oversee the work of the independent auditors and to ensure the auditors' independence from the Funds, such as reviewing a formal written statement from the independent auditors describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditors its methods and procedures for ensuring independence.

APPENDIX A

The Audit Committee has considered the planned performance of the following audit and permitted non-audit services by BDO Seidman, LLP for its fiscal year ended December 31, 2005. All other services not listed below must be specifically pre-approved by the Audit Committee.

THE FOLLOWING SERVICES DO NOT INVOLVE PROHIBITED SERVICES AS ESTABLISHED BY THE SEC.

PRE-APPROVED AUDIT SERVICES

o    Audit of financial statements

o    Report on Internal Controls Required by SEC under Form N-SAR

o Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

o Consultations by the Funds' management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under the SEC's rules, some consultations may be "audit-related" services rather than "audit" services.)

PRE-APPROVED AUDIT-RELATED SERVICES

o    Review and provide comments on Semi-Annual Shareholder Report

o Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note:
     Under the SEC's rules, some consultations may be "audit" services rather than "audit-related" services.)

o General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act or stock exchanges

o Independent review of Anti-money laundering policies and procedures for the Funds and its adviser

PRE-APPROVED TAX SERVICES

o        U.S. federal and state, tax compliance for the Funds

          >>   Preparation of Forms 1120 RIC

          >> Review of board minutes and comment on compliance with Internal Revenue Code requirements

          >> Planning and consulting regarding review of wash sale gain/loss reports and ordinary income distribution

o    U.S. federal and state tax planning and advice for the Funds

o Consultation by the Company's management as to tax related disclosure in the Company's registration statement and other regulatory filings

Note: Tax compliance generally includes preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice include a range of services such as assistance with tax audits and appeals; tax advice related to mergers and acquisitions; tax advice and assistance regarding statutory, regulatory or administrative developments or interpretation relative to disclosures in the Company's registration statement and other regulatory filings; and requests for rulings or technical advice from taxing authorities.

PRE-APPROVED ALL OTHER SERVICES

o    None

APPENDIX B

PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
--------------------------------------------------------------------------

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date March 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------

By (Signature and Title)* /s/
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.